                                 EXHIBIT 24.1


                        FIDELITY NATIONAL CORPORATION

                              Power of Attorney



         The undersigned director of Fidelity National Corporation, a Georgia corporation ("Company"), does hereby make, constitute and appoint James B. Miller, Jr. and M. Howard Griffith, Jr., and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of the Company to the registration statements of the Company on Form S-3 and on Form S-8 and all amendments thereto, including post-effective amendments, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. ("SEC") for the registration of shares of common stock of the Company to be issued pursuant to a dividend reinvestment plan which may include a direct purchase feature and an employee benefit plan, and to file the same, with all exhibits thereto and other supporting documents, with the SEC granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 9th day of May, 1996.




                                                     /S/ James W. Anderson, Jr.
                                                     --------------------------

                                 EXHIBIT 24.1


                        FIDELITY NATIONAL CORPORATION

                              Power of Attorney



         The undersigned director of Fidelity National Corporation, a Georgia corporation ("Company"), does hereby make, constitute and appoint James B. Miller, Jr. and M. Howard Griffith, Jr., and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of the Company to the registration statements of the Company on Form S-3 and on Form S-8 and all amendments thereto, including post-effective amendments, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. ("SEC") for the registration of shares of common stock of the Company to be issued pursuant to a dividend reinvestment plan which may include a direct purchase feature and an employee benefit plan, and to file the same, with all exhibits thereto and other supporting documents, with the SEC granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 9th day of May, 1996.




                                                     /S/ Edward G. Bowen
                                                     -------------------

                                 EXHIBIT 24.1


                        FIDELITY NATIONAL CORPORATION

                              Power of Attorney



         The undersigned director of Fidelity National Corporation, a Georgia corporation ("Company"), does hereby make, constitute and appoint James B. Miller, Jr. and M. Howard Griffith, Jr., and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of the Company to the registration statements of the Company on Form S-3 and on Form S-8 and all amendments thereto, including post-effective amendments, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. ("SEC") for the registration of shares of common stock of the Company to be issued pursuant to a dividend reinvestment plan which may include a direct purchase feature and an employee benefit plan, and to file the same, with all exhibits thereto and other supporting documents, with the SEC granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 9th day of May, 1996.



                                                     /S/ Marvin G. Goldstein
                                                     -----------------------

                                 EXHIBIT 24.1


                        FIDELITY NATIONAL CORPORATION

                              Power of Attorney



         The undersigned director of Fidelity National Corporation, a Georgia corporation ("Company"), does hereby make, constitute and appoint James B. Miller, Jr. and M. Howard Griffith, Jr., and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of the Company to the registration statements of the Company on Form S-3 and on Form S-8 and all amendments thereto, including post-effective amendments, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. ("SEC") for the registration of shares of common stock of the Company to be issued pursuant to a dividend reinvestment plan which may include a direct purchase feature and an employee benefit plan, and to file the same, with all exhibits thereto and other supporting documents, with the SEC granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 9th day of May, 1996.



                                                 /S/ Manning M. Pattillo, Jr.
                                                 ----------------------------

                                 EXHIBIT 24.1


                        FIDELITY NATIONAL CORPORATION

                              Power of Attorney



         The undersigned director of Fidelity National Corporation, a Georgia corporation ("Company"), does hereby make, constitute and appoint James B. Miller, Jr. and M. Howard Griffith, Jr., and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of the Company to the registration statements of the Company on Form S-3 and on Form S-8 and all amendments thereto, including post-effective amendments, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. ("SEC") for the registration of shares of common stock of the Company to be issued pursuant to a dividend reinvestment plan which may include a direct purchase feature and an employee benefit plan, and to file the same, with all exhibits thereto and other supporting documents, with the SEC granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 9th day of May, 1996.



                                                   /S/ Robert J. Rugland
                                                   ---------------------

                                 EXHIBIT 24.1


                        FIDELITY NATIONAL CORPORATION

                              Power of Attorney



         The undersigned director of Fidelity National Corporation, a Georgia corporation ("Company"), does hereby make, constitute and appoint James B. Miller, Jr. and M. Howard Griffith, Jr., and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of the Company to the registration statements of the Company on Form S-3 and on Form S-8 and all amendments thereto, including post-effective amendments, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. ("SEC") for the registration of shares of common stock of the Company to be issued pursuant to a dividend reinvestment plan which may include a direct purchase feature and an employee benefit plan, and to file the same, with all exhibits thereto and other supporting documents, with the SEC granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 9th day of May, 1996.




                                                    /S/ W. Clyde Shepherd, Jr.
                                                    --------------------------

                                 EXHIBIT 24.1


                        FIDELITY NATIONAL CORPORATION

                              Power of Attorney



         The undersigned director of Fidelity National Corporation, a Georgia corporation ("Company"), does hereby make, constitute and appoint James B. Miller, Jr. and M. Howard Griffith, Jr., and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of the Company to the registration statements of the Company on Form S-3 and on Form S-8 and all amendments thereto, including post-effective amendments, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. ("SEC") for the registration of shares of common stock of the Company to be issued pursuant to a dividend reinvestment plan which may include a direct purchase feature and an employee benefit plan, and to file the same, with all exhibits thereto and other supporting documents, with the SEC granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 9th day of May, 1996.




                                                 /S/ R. Phillip Shinall III
                                                 --------------------------

                                 EXHIBIT 24.1


                        FIDELITY NATIONAL CORPORATION

                               Power of Attorney



         The undersigned director of Fidelity National Corporation, a Georgia corporation ("Company"), does hereby make, constitute and appoint James B. Miller, Jr. and M. Howard Griffith, Jr., and each of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director of the Company to the registration statements of the Company on Form S-3 and on Form S-8 and all amendments thereto, including post-effective amendments, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. ("SEC") for the registration of shares of common stock of the Company to be issued pursuant to a dividend reinvestment plan which may include a direct purchase feature and an employee benefit plan, and to file the same, with all exhibits thereto and other supporting documents, with the SEC granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 9th day of May, 1996.



                                                    /S/ Rankin M. Smith, Jr.
                                                    ------------------------